EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

         In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of Maritrans Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan Whitworth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jonathan Whitworth
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Jonathan Whitworth
Chief Executive Officer
November 4, 2004